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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  April 13, 1998


                           Mariner Health Group, Inc.
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             (Exact name of Registrant as specified in its charter)

          Delaware                       0-21512                 06-1251310
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(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                              Identification No.)


                               1881 Worcester Road
                         Framingham, Massachusetts 01701
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code  (860) 701-2000
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ITEM 5.       OTHER EVENTS

         On April 13, 1998, Mariner Health Group, Inc. ("Mariner"), Paragon Health Network, Inc. ("Paragon") and Paragon Acquisition Sub, Inc. ("Sub") entered into an Agreement and Plan of Merger (the "Merger Agreement"), providing for the merger (the "Merger") of Sub with and into Mariner.

         Pursuant to the Merger Agreement, each share of the $.01 par value common stock of Mariner ("Mariner Common Stock") issued and outstanding at the effective time of the Merger (other than treasury shares) will be exchanged for one (1) share of the $.01 par value common stock of Paragon ("Paragon Common Stock"). Consummation of the Merger is subject to approval of the stockholders of both Paragon and Mariner and various state and Federal regulatory agencies and other customary conditions. The Merger Agreement is attached hereto as
Exhibit 2.1 and is hereby incorporated by reference.

         Holders of approximately 44% of the outstanding Paragon Common Stock and approximately 21% of the outstanding Mariner Common Stock have agreed to vote in favor of the transactions contemplated by the Merger Agreement. In addition, Paragon and Mariner have each granted the other an option to acquire 19.9% of their common stock, respectively, upon certain events. The voting agreements and stock option agreements are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, and are hereby incorporated by reference.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)       Exhibits.

Exhibit No.        Description
-----------        -----------

2.1 Agreement and Plan of Merger dated April 13, 1998, by and between Paragon Health Network, Inc., a Delaware corporation, Mariner Health Group, Inc., a Delaware corporation and Paragon Acquisition Sub, Inc., a Delaware corporation.

99.1 Parent Stock Option Agreement dated April 13, 1998, by and between Paragon Health Network, Inc., and Mariner Health Group, Inc.

99.2 Company Stock Option Agreement dated April 13, 1998, by and between Mariner Health Group, Inc., and Paragon Health Network, Inc.

99.3 Parent Voting Agreement dated April 13, 1998, by and among Mariner Health Group, Inc., and certain stockholders of Paragon Health Network, Inc.


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Exhibit No.        Description
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99.4               Company Voting Agreement dated April 13, 1998, by and among
                   Paragon Health Network, Inc., and certain stockholders of Mariner Health Group, Inc.

99.5 Joint Press Release of Paragon Health Network, Inc. and Mariner Health Group, Inc. dated April 13, 1998.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MARINER HEALTH GROUP, INC.


Date: April 23, 1998                         By: /s/ David N. Hansen
                                                -------------------------------
                                                    David N. Hansen
                                                    Executive Vice President,
                                                    Chief Financial Officer and
                                                    Treasurer




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                                  EXHIBIT INDEX
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Exhibit No.        Description
-----------        -----------

2.1 Agreement and Plan of Merger dated April 13, 1998, by and between Paragon Health Network, Inc., a Delaware corporation, Mariner Health Group, Inc., a Delaware corporation and Paragon Acquisition Sub, Inc., a Delaware corporation.

99.1 Parent Stock Option Agreement dated April 13, 1998, by and between Paragon Health Network, Inc., and Mariner Health Group, Inc.

99.2 Company Stock Option Agreement dated April 13, 1998, by and between Mariner Health Group, Inc., and Paragon Health Network, Inc.

99.3 Parent Voting Agreement dated April 13, 1998, by and among Mariner Health Group, Inc., and certain stockholders of Paragon Health Network, Inc.

99.4 Company Voting Agreement dated April 13, 1998, by and among Paragon Health Network, Inc., and certain stockholders of Mariner Health Group, Inc.

99.5 Joint Press Release of Paragon Health Network, Inc. and Mariner Health Group, Inc. dated April 13, 1998.



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